Fees Summary	Oct. 01, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	36,504.03
Total Transaction Valuation	264,330,416.72
Total Offset Amount	0.00
Net Fee	$ 36,504.03